F/m FUNDS TRUST

F/m Investments Large Cap Focused Fund (the “Fund”)

Supplement dated December 30, 2022 to the Prospectus and Statement of Additional Information (“SAI”) dated November 1, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

F/m Acceleration, LLC, the parent company of F/m Investments, LLC (the “Adviser”), the Fund’s investment adviser, has agreed to sell its assets (the “Transaction”) to Diffractive Managers Group, a multi-boutique asset management company. The Transaction is expected to result in a change in “control” of the Adviser (as defined in the Investment Company Act of 1940, as amended) and the automatic termination of the current investment advisory agreement (the “Current Advisory Agreement”) between the Adviser and F/m Funds Trust (the “Trust”), on behalf of the Fund. The Transaction is expected to close in the first quarter of 2023. Prior to the closing of the Transaction, it is anticipated that the Board of Trustees of the Trust (the “Board”) will be asked to consider approving an interim investment advisory agreement (the “Interim Advisory Agreement”) and a new investment advisory agreement (the “New Advisory Agreement”) between the Adviser and the Trust on behalf of the Fund. The Interim Advisory Agreement will have the same material terms and fee arrangements as the Current Advisory Agreement. If approved by the Board, the New Advisory Agreement will be submitted to the shareholders of the Fund for approval at a Special Meeting of Shareholders. The Current Advisory Agreement remains in effect at this time.

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The last paragraph in the section “Management of the Fund - Investment Adviser” on page 15 of the Prospectus is replaced as follows:

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Adviser is available in the Fund’s annual report dated June 30, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

F/m FUNDS TRUST (the “Trust”)

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund (the “Funds”)

Supplement dated December 30, 2022 to the Prospectus and Statement of Additional Information (“SAI”) dated December 29, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

F/m Acceleration, LLC, a joint owner of Oakhurst Capital Management, LLC (“Oakhurst”), the Funds’ investment adviser, and the parent company of F/m Investments, LLC, d/b/a Oakhurst Capital Advisors (“F/m Investments”), the Funds’ sub-adviser, has agreed to sell its assets to Diffractive Managers Group, a multi-boutique asset management company, and has also agreed to sell its ownership interest in Oakhurst to Rowhouse Capital Partners, LLC (the “Transactions”). The Transactions are expected to result in a change in “control” of Oakhurst and F/m Investments (as defined in the Investment Company Act of 1940, as amended) and the automatic termination of (i) the current investment advisory agreements (the “Current Advisory Agreements”) between Oakhurst and the Trust, on behalf of the Funds; and (ii) the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) among Oakhurst, F/m Investments and the Trust, on behalf of the Funds. The Transactions are expected to close in the first quarter of 2023.

Prior to the closing of the Transactions, it is anticipated that the Board of Trustees of the Trust (the “Board”) will be asked to consider approving (i) interim investment advisory agreements (the “Interim Advisory Agreements”) between Oakhurst and the Trust on behalf of the Funds; (ii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) among Oakhurst, F/m Investments and the Trust, on behalf of the Funds; (iii) new investment advisory agreements (the “New Advisory Agreements”) between Oakhurst and the Trust on behalf of the Funds; and (iv) new sub-advisory agreements (the “New Sub-Advisory Agreements”) among Oakhurst, F/m Investments and the Trust on behalf of the Funds. The Interim Advisory Agreements and the Interim Sub-Advisory Agreements will have the same material terms and fee arrangements as the Current Advisory Agreements and the Current Sub-Advisory Agreements, respectively. If approved by the Board, the New Advisory Agreements and the New Sub-Advisory Agreements will be submitted to the shareholders of the Funds for approval at a Special Meeting of Shareholders. The Current Advisory Agreements and the Current Sub-Advisory Agreements remain in effect at this time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE